UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Semi-Annual Report	June 30, 2014

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
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Dear Shareholders:

Fund Performance and Overview

We are pleased to provide you with the semi-annual report for the Sarofim Equity Fund (the “Fund”), which covers the period from the Fund’s inception on January 17, 2014, through June 30, 2014. The S&P 500 began this period with a steep sell-off in January but recovered quickly to climb to a series of fresh highs through the end of June. The market proved to be resilient in the face of numerous headwinds, including severe winter weather, disappointing GDP data, Fed tapering, emerging market slowdowns and heightened geopolitical tensions. The steady advance of the index, however, masked shifts in investors’ attitude toward risk during the period and changes in market leadership. In contrast to the trends that prevailed in 2013, larger capitalization stocks outperformed smaller capitalization stocks in the first half, and the relative performance of companies with a global footprint and those with less cyclical businesses improved. These trends supported the results of your Fund, which focuses on large, high quality multinationals with sustainable growth prospects.

The Fund generated a total return of 8.3% in the period compared to 7.2% for the S&P 500. The net impact of both stock selection and sector allocation aided relative results. Stock selection was particularly favorable in the health care sector, where we emphasized the major pharmaceutical companies, as well as in the information technology and industrials sectors, where key holdings such as Apple and Caterpillar outperformed the market and industry peers. After being the top-performing sector last year, consumer discretionary was the weakest sector of the index. The Fund’s limited exposure to the sector and our selective stock focus, which emphasized issues such as Walt Disney and Twenty-First Century Fox and avoided apparel and specialty retailers, added value relative to the benchmark. While overweighting the strong energy sector contributed to absolute performance, the relative benefit was tempered by the focus on the major integrated oil companies. The Fund’s overweighted representation in the consumer staples sector, which restrained results last year, had a neutral impact on relative performance. Factors that hampered relative performance included the lack of exposure to the leading utilities sector and the stock focus in the materials and financial sectors. Stocks in the Fund that made the greatest absolute contributions to return in the reporting period included Apple, Walgreen, Novo Nordisk, Chevron, Johnson & Johnson, Coca-Cola, ConocoPhillips, and Occidental Petroleum. Positions that detracted from performance during the period included JPMorgan Chase, Freeport-McMoRan Copper & Gold, International Business Machines, Target, HSBC Holdings, Bristol-Myers Squibb, Diageo, and Whole Foods Market.

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JUNE 30, 2014
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Economic Outlook

Since the onset of the “Great Recession,” considerable uncertainty has faced all market participants. In spite of this tenuous environment, the correct strategy for US investors has been to stand fast and remain invested in the market. The fundamental strength and adaptability of the US economy and its corporate sector have supported a recovery that many observers have consistently doubted. Today, we believe the favorable backdrop of powerful corporate profits, ample liquidity, and reasonable valuations remains intact. In addition, signs increasingly point to natural shifts in market leadership as the cycle matures and enters a new phase.

Adding on to its sizable gains from 2013, the US equity market delivered another respectable performance in the first half of 2014. The S&P 500 overcame turmoil in Ukraine, unsettling developments in the Middle East, and weather-induced weakness in the domestic economy, delivering a total rate of return of 7.1% through the first six months of the year. Investors focused on strengthening underlying trends in the economy and the prospects for improving growth in corporate earnings. As a result, the S&P proceeded to set 22 new highs through the end of June. While US markets continued their recent trend of providing stronger returns, foreign equity markets also generally followed suit, with the MSCI EAFE index rising 3.5% in local currency, or 5.1% when translated back into US dollars.

More surprisingly, bond yields reversed course from their 2013 increase and declined throughout the first half of this year. Investors almost universally expected yields to rise; instead, the yield on the 10-year Treasury bond fell 50 basis points from 3.03% at the end of last year to 2.53% on June 30th. This decline was a key driver in facilitating a 3.9% total return for the Barclay’s Capital Government/Credit Index over the same time period. Thinking back to what many fixed income managers now refer to as the “taper tantrum,” when the bond market sold off in response to Federal Reserve officials beginning to discuss tapering the Fed’s purchases of fixed income securities, this year’s decline could represent a recalculation of the speed with which rates would move upward. In addition, several additional events influenced the bond market’s outlook. First, Janet Yellen assumed leadership of the Fed and broadly espoused views and policies similar to her predecessor, Ben Bernanke. Ben Bernanke, for his part, joined the speaking circuit and repeatedly emphasized to investors that he believes interest rates will remain very low by historical standards for many years to come. A harsh winter depressed economic activity in many regions of the country, leading to an estimated 2.9% decline in first quarter GDP. Finally, foreign central banks continue to aggressively fight deflationary trends in Europe and Japan, with the European Central Bank

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
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taking the shocking step of lowering the interest rate it pays on its bank deposit facility to a negative 0.10%! Supported by these policies, the government bonds of most major developed countries traded down in yield. At one point in June, yields on 10-year government bonds from heavily-indebted Spain were lower than those of US government bonds. With those foreign bonds trading at such low yields, US bonds may have benefited by comparison.

In spite of the weak result for first quarter GDP, evidence is now accumulating to suggest the economy is trying to shift into a higher gear, leading investors to wonder when the Fed will begin raising interest rates. In our last letter we noted our expectation for the Fed to make a very deliberate, gradual shift from the current posture of aggressive monetary stimulus of the economy to a more neutral policy. At that time we expected any increase in short-term interest rates to be at least 18 months away. The tapering of bond purchases under the QE3 program began this January, and in the Fed’s most recently-released minutes, the Board members disclosed that they plan for the institution to finish buying securities in October. Since December, the unemployment rate has fallen from 6.7% to 6.1%, with the entire drop attributable to job creation as opposed to reduced labor force participation, which had been responsible for much of the decline in 2013. While we still believe Fed officials want to err on the side of extra stimulus and would permit slightly higher inflation than their target, it appears increasingly probable that they will begin raising rates next summer. If so, it will bring to a close a period of almost seven years of short-term interest rates at zero, paralleling the Biblical story of seven lean years of famine in Egypt.

Forward-looking equity markets are beginning to focus on these potential changes in the investment environment, leading to shifts in the investment landscape. Contrary to the result in 2013, larger capitalization stocks outperformed smaller capitalization stocks in the first half of 2014; the Russell 2000 Index advanced 3.2% compared to the S&P 500’s 7.1% increase. The domestically-focused consumer discretionary sector has gone from leading the market in 2013 to being the worst performing in the first half of 2014. In addition, many high-growth, Internet, and biotechnology stocks experienced sharp corrections this spring. For example, the NASDAQ Biotechnology Index and the Solactive Social Media Index declined 21% and 24%, respectively, from their February high to their April low. Since that time, some of these stocks have recovered, but the correction served as a warning and has resulted in sustained differentiation between the companies with stronger businesses and lower quality competitors. As we described in our last letter, the market’s 2013 returns were powered by multiple expansion and emphasized

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JUNE 30, 2014
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lower-quality themes. Foreign economic growth is improving, and the US dollar is not appreciating like it had been against many currencies in 2013. Those changes help the multinational companies in our portfolios to report better growth in earnings. Finally, we have seen improved performance out of the energy sector, which remains a sizable weighting in our portfolios. Some of this improvement undoubtedly related to the increase in oil prices driven by the ongoing turmoil in Iraq, Syria, Nigeria, and other key oil producing countries. However, many of the major integrated oil companies are bringing a number of their capital intensive projects online at the same time as they impose greater discipline on future capital spending. Total, the first major to discuss these trends, generated a total return of over 54% in the past twelve months. We believe several of the majors are on the cusp of a multi-year period of improving production, cash flow, and earnings growth. This backdrop, combined with attractive valuations and dividend yields, should initiate a long runway of growth and capital return to shareholders.

With the S&P 500’s forward price-earnings multiple having expanded back to 15.6x, or slightly more than the long-term average, it is increasingly important for companies to execute on their business plans and generate solid growth in order to drive returns from here. According to Deutsche Bank’s David Bianco, the S&P 500 is on track for a 7.9% increase in earnings per share in 2014; that level of growth would result in a fourth consecutive annual profit record with approximately $1.05 trillion in profits. Furthermore, the pace of earnings growth is accelerating from 4.3% recorded in the first quarter of 2014 to an estimated rate approaching 10% for the remainder of the year. While that number may be slightly optimistic, we definitely expect to see improving growth. We currently expect that the companies in the Sarofim Equity Fund should do even better as we are currently forecasting a 10.1% increase in earnings per share for the full year. A moderation of currency pressures would also assist growth in the S&P 500 earnings and should provide a bigger boost for our portfolio.

With high levels of profitability and balance sheet strength, companies continue to return sizable amounts to shareholders in the form of dividends and share buybacks. During the twelve-month period ended in March, the S&P 500 companies returned over $880 billion to shareholders via both mechanisms combined. While the second quarter figures have yet to be reported, the $249.1 billion total of dividends and buybacks in the first quarter of 2014 surpassed the previous quarterly record of $242.1 billion distributed in the third quarter of 2007. Many of our portfolio companies have consistently been leaders in cash returns to shareholders for years. Every one of our top twenty-five holdings raised its dividend in the past twelve months, and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
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many of those companies have multi-decade streaks of consecutive annual dividend increases. A typical Sarofim portfolio possesses a dividend yield of approximately 2.7%, which remains a competitive income yield in today’s world. More importantly, a typical portfolio has enjoyed an increase in annual dividend payments of approximately 60% since the end of 2010. Our companies not only have the wherewithal but also the discipline of paying growing streams of dividends to shareholders.

In addition to companies paying dividends and buying their own shares, animal spirits are reviving in the merger and acquisition business, where announced deal volume reached $758.6 billion in the US over the first half of 2014. That figure represents 76% growth over the same period of time in 2013. Globally, announced deal volume has risen 38% to over $1.6 trillion. Notably, investors have cheered these combinations, with shares of the acquiring companies registering gains in most circumstances. The increase in acquisition activity confirms the existence of growing management confidence, prodigious amounts of cash on corporate balance sheets, cooperative financing markets, and reasonable valuations.

Although many management teams have been interested in buying their own company’s shares or complementary businesses, many investors have missed the boat on the stock market’s rebound. This group includes some individual investors, many of whom have been scared by the financial crisis and the sensational media outlets searching for the next debacle. However, as discussed in a recent article in The Wall Street Journal, it also includes many sophisticated institutional investors that have diversified into a myriad of asset classes and alternative investments, paying higher fees and losing liquidity. In the past few years, some pension funds have also attempted to minimize risk and volatility within their financial statements and have decided to shift significant portions of their investment portfolios to fixed income instruments—at the lowest yields in history. Whatever their motivations, the result of these decisions is that most investment portfolios still carry a relatively low weighting in public equities, and particularly in US stocks. For example, university endowments had only 16% of their portfolios in US stocks in June 2013 compared with 32% ten years earlier. At the end of 2013, corporate pension plans had allocated 43% of their assets to stocks; in 2003, the comparable figure was 61%. Over the past one, three, or five years, the small allocations to equities have been costly for those portfolios. For example, since the beginning of 2011, the S&P 500 has returned 68% compared to 16% for the widely-cited HFRI hedge fund index. Even over a ten-year period of time including the Great Recession, the S&P 500 has provided a 104% total rate of return versus 75% for the HFRI index, which some observers believe to overstate returns actually achieved by the 10,000 funds

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
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in the $3 trillion hedge fund industry. Having missed much of the stock market’s advance, some of these institutions and individuals may begin to rethink their investment strategies. We expect to see equities begin to capture more mindshare and to compete more successfully for the incremental investment dollar. Based on the current allocations, that trend should continue for a longer period of time.

At Sarofim, we always invest in businesses and think like owners. Historically, that approach has resulted in significant long-term wealth accumulation for our clients while exposing them to lower levels of risk than the market averages. While the investment management industry has changed its products and strategies considerably over time, the characteristics of good businesses do not vary to the same degree. As such, we remain confident in our ability to produce strong results, powered by the superior businesses in our clients’ portfolios. Demonstrating that belief, our firm and its principals are investing their savings right alongside our clients in those businesses. Although we are quite optimistic for the long-term, it is always important to remember that there are plenty of reasons to expect continued volatility. Conflicts in the Middle East, Eastern Europe, and the Far East are certainly worrisome. The normalization of interest rates might also create indigestion for the market. Clearly, it takes courage to be a successful investor, especially in an era when traditionally-safe investment options appear to offer an unattractive return profile. We encourage you to contact us if you have any questions, and we thank you for your continued trust and confidence in Fayez Sarofim & Co.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Mutual fund investing involves risk, including possible loss of principal. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
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SECTOR WEIGHTINGS†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.9%

	Shares	Value
Belgium — 1.0%
Anheuser-Busch InBev ADR	9,000	$1,034,460

Canada — 2.0%
Canadian Pacific Railway	5,855	1,060,575
Imperial Oil	17,300	910,499

		1,971,074

Denmark — 2.0%
Novo Nordisk ADR	44,000	2,032,360

France — 1.2%
Total ADR	17,173	1,239,891

Mexico — 0.1%
Fomento Economico Mexicano ADR	650	60,873

Netherlands — 2.0%
ASML Holding, Cl G	5,695	531,173
Royal Dutch Shell ADR, Cl A	17,839	1,469,398

		2,000,571

Switzerland — 5.8%
Nestle ADR	38,298	2,974,606
Novartis ADR	10,726	971,025
Roche Holding ADR	48,980	1,825,974

		5,771,605

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value
United Kingdom — 2.4%
Diageo ADR	7,890	$1,004,160
HSBC Holdings ADR	6,623	336,448
SABMiller ADR *	17,164	1,004,781

		2,345,389

United States — 82.4%
Consumer Discretionary — 7.6%
Comcast, Cl A	19,568	1,050,410
Home Depot	1,103	89,299
McDonald’s	20,773	2,092,672
News Corp., Cl A *	4,215	75,617
News Corp., Cl B *	767	13,384
Target	22,404	1,298,312
Time Warner Cable	3,505	516,287
Twenty-First Century Fox, Cl A	40,830	1,435,175
Twenty-First Century Fox, Cl B	2,341	80,132
Walt Disney	11,212	961,317

		7,612,605

Consumer Staples — 21.5%
Altria Group	54,417	2,282,249
Coca-Cola	94,212	3,990,820
Colgate-Palmolive	6,770	461,579
Estee Lauder, Cl A	20,082	1,491,289
Kraft Foods Group	4,495	269,475
Mondelez International, Cl A	13,735	516,573
PepsiCo	20,370	1,819,856
Philip Morris International	56,814	4,789,988
Procter & Gamble	34,178	2,686,049
Walgreen	22,953	1,701,506
Wal-Mart Stores	17,972	1,349,158
Whole Foods Market	1,400	54,082

		21,412,624

Energy — 16.3%
Chevron	30,822	4,023,812
ConocoPhillips	19,674	1,686,652
Enbridge Energy Management *	1	36
Enterprise Products Partners (A)	11,865	928,911

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value
Energy — continued
EOG Resources	2,684	$313,652
Exxon Mobil	49,118	4,945,200
Kinder Morgan Energy Partners (A)	10,309	847,503
Occidental Petroleum	24,841	2,549,432
ONEOK Partners (A)	6,699	392,561
Phillips 66	7,669	616,818

		16,304,577

Financials — 9.7%
ACE	9,831	1,019,475
American Express	10,760	1,020,801
Berkshire Hathaway, Cl B *	2,109	266,915
BlackRock, Cl A	4,585	1,465,366
Franklin Resources	25,030	1,447,735
JPMorgan Chase	36,009	2,074,839
McGraw Hill Financial	8,833	733,404
State Street	9,380	630,899
Wells Fargo	19,605	1,030,439

		9,689,873

Health Care — 7.9%
Abbott Laboratories	34,415	1,407,573
AbbVie	26,463	1,493,572
Bristol-Myers Squibb	4,219	204,664
Gilead Sciences *	12,021	996,661
Johnson & Johnson	29,304	3,065,784
Merck	11,161	645,664
Zoetis, Cl A	606	19,556

		7,833,474

Industrials — 4.5%
Caterpillar	9,717	1,055,946
General Electric	46,725	1,227,933
Union Pacific	4,628	461,643
United Technologies	15,346	1,771,696

		4,517,218

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value
Information Technology — 12.3%
Apple	47,544	$4,418,264
Automatic Data Processing	11,340	899,035
Google, Cl C *	168	96,647
Google, Cl A *	168	98,224
Intel	46,964	1,451,187
International Business Machines	8,447	1,531,188
Oracle	22,919	928,907
QUALCOMM	12,716	1,007,107
Texas Instruments	30,801	1,471,980
Xilinx	8,731	413,064

		12,315,603

Materials — 2.6%
Air Products & Chemicals	3,734	480,267
Freeport-McMoRan Copper & Gold, Cl B	15,713	573,524
Praxair	11,708	1,555,291

		2,609,082

		82,295,056

TOTAL COMMON STOCK (Cost $93,487,957)		98,751,279

SHORT-TERM INVESTMENTS — 2.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, 0.010% (B)	55,010	55,010
SEI Daily Income Trust Government Fund, 0.020% (B)	2,137,321	2,137,321

TOTAL SHORT-TERM INVESTMENTS (Cost $2,192,331)		2,192,331

TOTAL INVESTMENTS — 101.1% (Cost $95,680,288)		$100,943,610

Percentages are based on Net Assets of $99,820,817.
*	Non-income producing security.
(A)	Security considered to be a Master Limited Partnership. At June 30, 2014, these securities amounted to $2,168,975 or 2.2% of Net Assets.
(B)	Rate shown is the 7-day effective yield as of June 30, 2014.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $95,680,288)	$100,943,610
Dividends Receivable	168,983
Receivable for Capital Shares Sold	115,526
Dividend Tax Reclaim Receivable	34,990
Deferred Offering Costs	26,377
Prepaid Expenses	2,237

Total Assets	101,291,723

Liabilities:
Payable for Investment Securities Purchased	1,294,172
Payable for Capital Shares Redeemed	100,000
Payable due to Adviser	29,313
Payable due to Administrator	8,039
Chief Compliance Officer Fees Payable	2,372
Payable due to Trustees	473
Other Accrued Expenses	36,537

Total Liabilities	1,470,906

Net Assets	$99,820,817

Net Assets Consist of:
Paid-in Capital	$93,329,268
Distributions in Excess of Net Investment Income	(56)
Accumulated Net Realized Gain on Investments	1,228,283
Net Unrealized Appreciation on Investments	5,263,322

Net Assets	$99,820,817

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,305,209

Net Asset Value, Offering and Redemption Price Per Share	$10.73

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE PERIOD ENDED
JUNE 30, 2014*
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,188,968
Interest Income	8,712
Less: Foreign Taxes Withheld	(36,562)

Total Investment Income	1,161,118

Expenses:
Investment Advisory Fees	193,970
Administration Fees	39,459
Trustees’ Fees	5,985
Chief Compliance Officer Fees	4,211
Offering Costs	25,945
Transfer Agent Fees	19,856
Legal Fees	18,199
Audit Fees	10,594
Registration and Filing Fees	8,463
Printing Fees	7,541
Custodian Fees	2,420
Other Expenses	4,879

Total Expenses	341,522

Less:
Waiver of Investment Advisory Fees	(69,961)

Net Expenses	271,561

Net Investment Income	889,557

Net Realized Gain on Investments	1,228,283

Net Unrealized Appreciation on Investments	5,263,322

Net Realized and Unrealized Gain on Investments	6,491,605

Net Increase in Net Assets Resulting from Operations	$7,381,162

*	The Fund commenced operations on January 17, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
Period Ended June 30, 2014* (Unaudited)

Operations:
Net Investment Income	$889,557
Net Realized Gain on Investments	1,228,283
Net Unrealized Appreciation on Investments	5,263,322

Net Increase in Net Assets Resulting from Operations	7,381,162

Dividends and Distributions:
Net Investment Income	(889,613)

Total Dividends and Distributions	(889,613)

Capital Share Transactions:
Issued(1)	93,752,223
Reinvestment of Dividends and Distributions	481,925
Redemption Fees (see Note 2)	4,200
Redeemed	(909,080)

Net Increase in Net Assets from Capital Share Transactions	93,329,268

Total Increase in Net Assets	99,820,817

Net Assets:
Beginning of Period	—

End of Period (Including Distributions in Excess of Net Investment Income of ($56))	$99,820,817

Share Transactions:
Issued(1)	9,345,976
Reinvestment of Dividends and Distributions	46,425
Redeemed	(87,192)

Net Increase in Shares Outstanding from Share Transactions	9,305,209

*	The Fund commenced operations on January 17, 2014.
(1)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 10).
Amount designated as “—”is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Period Ended June 30, 2014* (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11
Net Realized and Unrealized Gain	0.72

Total from Investment Operations	0.83

Redemption Fees	0.00	^

Dividends and Distributions:
Net Investment Income	(0.10)

Total Dividends and Distributions	(0.10)

Net Asset Value, End of Period	$10.73

Total Return†	8.32%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$99,821
Ratio of Expenses to Average Net Assets	0.70	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.88	%**
Ratio of Net Investment Income to Average Net Assets	2.29	%**
Portfolio Turnover Rate	7	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Amount was less than $0.01 per share.
(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2014
(Unaudited)

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 54 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented

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through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2014, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

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Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2014, all of the Fund’s investments were valued using the Level 1 measurement technique. For details of the investment classification, reference the Schedule of Investments. For the period ended June 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended June 30, 2014, there were no Level 3 securities.

For the period ended June 30, 2014, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended June 30, 2014, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis

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from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural

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resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the period ended June 30, 2014 the Fund retained fees of $4,200. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

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3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $70,000 per fund, plus $15,000 per additional class or 0.10% of the first $250 million, 0.09% of the next $250 million, and 0.08% on assets in excess of $500 million of the Fund’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2015. This Agreement may be terminated: (i) by

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the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At June 30, 2014, there were no previously waived and reimbursed fees subject to recapture.

6.	Investment Transactions:

For the period ended June 30, 2014, the Fund made purchases of $18,946,487 and sales of $5,853,653 in investment securities other than long-term U.S. Government, short-term securities and in-kind transactions. For the period ended June 30, 2014, the Fund made sales of $274,828 in U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2014, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$61,323,149	$40,229,310	$(608,849)	$39,620,461

8.	In-Kind Transfers:

On January 17, 2014, the Fund received a tax-deferred in-kind subscription of $80,890,443 of investments in securities in exchange for Fund shares totaling 8,089,044. Included in the value of the in-kind subscription was unrealized appreciation on investment in securities of $34,357,139.

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9.	Other:

At June 30, 2014, 53% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of numerous shareholders.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/17/14	Ending Account Value 06/30/14	Annualized Expense Ratios	Expenses Paid During Period
Actual Fund Return	$1,000.00	$1,066.20	0.70%	$3.25	*
Hypothetical 5% Return	1,000.00	1,019.32	0.70	3.18	**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 164/365 (to reflect the commencement of operations period shown.)

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

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BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on May 15, 2013 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance systems; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other

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service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the proposed Agreement. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

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Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

SAR-SA-001-0100

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 5, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: September 5, 2014